Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No.1 to the Annual Report on Form 10-K/A for the year ended April 30, 2013 of Line Up Advertisement, Inc., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Joelyn Alcantara, President, Secretary, Treasurer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 13, 2013

/s/ Joelyn Alcantara

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Joelyn Alcantara

President, Secretary, Treasurer, Chief Financial Officer,

and Director (Principal Executive Officer,

Principal Financial Officer and Principal Accounting Officer)

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